UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-00642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  FEBRUARY 28, 2010

Semiannual Report to Shareholders

DWS International Value Opportunities Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

15 Financial Statements

19 Financial Highlights

23 Notes to Financial Statements

34 Investment Management Agreement Approval

39 Summary of Management Fee Evaluation by Independent Fee Consultant

44 Account Management Resources

45 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2010

Average Annual Total Returns as of 2/28/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	1.09%	41.08%	-8.03%	-2.82%
Class C	0.85%	39.93%	-8.73%	-3.54%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-4.73%	32.97%	-9.82%	-4.38%
Class C (max 1.00% CDSC)	-0.15%	39.93%	-8.73%	-3.54%
No Sales Charges
Class S	1.20%	41.41%	-7.79%	-2.57%
Institutional Class	1.20%	41.58%	-7.74%	-2.51%
MSCI EAFE Index +	0.72%	54.58%	-8.11%	-2.74%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2009 are 3.03%, 3.76%, 2.86% and 2.67% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Value Opportunities Fund — Class A [] MSCI EAFE Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Net Asset Value
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 2/28/10	$ 8.38	$ 8.35	$ 8.40	$ 8.40
8/31/09	$ 8.29	$ 8.28	$ 8.30	$ 8.30
Lipper Rankings — International Multi-Cap Core Funds Category as of 2/28/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	246	of	261	94
3-Year	122	of	192	64
Class C 1-Year	248	of	261	95
3-Year	136	of	192	71
Class S 1-Year	245	of	261	94
3-Year	116	of	192	61
Institutional Class 1-Year	244	of	261	94
3-Year	115	of	192	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2009 to February 28, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,010.90	$ 1,008.50	$ 1,012.00	$ 1,012.00
Expenses Paid per $1,000*	$ 7.58	$ 11.30	$ 6.34	$ 6.39
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,017.26	$ 1,013.54	$ 1,018.50	$ 1,018.45
Expenses Paid per $1,000*	$ 7.60	$ 11.33	$ 6.36	$ 6.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS International Value Opportunities Fund	1.52%	2.27%	1.27%	1.28%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	2/28/10	8/31/09

Common Stocks	94%	98%
Cash Equivalents	5%	—
Participatory Notes	1%	—
Preferred Stocks	—	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	2/28/10	8/31/09

Europe (excluding the United Kingdom)	48%	62%
Japan	21%	10%
United Kingdom	19%	21%
Australia	8%	—
Pacific Basin	4%	4%
United States	—	2%
Africa	—	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	2/28/10	8/31/09

Financials	23%	14%
Energy	16%	12%
Industrials	14%	14%
Health Care	13%	9%
Materials	12%	11%
Consumer Staples	10%	9%
Telecommunication Services	6%	6%
Information Technology	5%	7%
Utilities	1%	8%
Consumer Discretionary	—	10%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2010 (28.7% of Net Assets)	Country	Percent
1. Nestle SA A multinational company that markets a wide range of food products	Switzerland	3.7%
2. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.3%
3. Canon, Inc. Producer of visual image and information equipment	Japan	3.1%
4. BAE Systems PLC Develops and supports advanced aerospace systems	United Kingdom	2.9%
5. Total SA Produces, refines, transports and markets oil and natural gas	France	2.8%
6. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.7%
7. BNP Paribas Provider of banking services	France	2.7%
8. Air Liquide SA Produces, markets and sells industrial and health care gases worldwide	France	2.5%
9. Mitsubishi UFJ Financial Group, Inc. Owns, operates and develops electricity and gas networks	Japan	2.5%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2010 (Unaudited)

	Shares	Value ($)

Common Stocks 94.9%
Australia 7.4%
Asciano Group*	250,000	403,290
Foster's Group Ltd.	100,000	483,052
Newcrest Mining Ltd.	30,000	842,608
Wesfarmers Ltd.	30,000	836,961
Whitehaven Coal Ltd.	100,000	416,733
(Cost $2,764,306)		2,982,644
Channel Islands 1.1%
Randgold Resources Ltd. (a) (Cost $439,428)	6,000	427,889
China 1.1%
China Shenhua Energy Co., Ltd. "H" (Cost $428,304)	100,000	429,005
France 9.8%
Air Liquide SA	8,500	1,015,158
BNP Paribas	15,000	1,085,167
Sanofi-Aventis	10,000	731,478
Total SA	20,000	1,116,009
(Cost $4,048,781)		3,947,812
Germany 12.9%
Allianz SE (Registered)	5,000	577,340
Bayer AG	10,000	662,715
Deutsche Telekom AG (Registered)	60,000	772,056
Fresenius Medical Care AG & Co. KGaA	7,500	391,645
Linde AG	5,000	562,974
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,000	928,509
Rheinmetall AG	14,000	876,712
Siemens AG (Registered)	5,000	428,852
(Cost $5,161,568)		5,200,803
Hong Kong 0.8%
Sun Hung Kai Properties Ltd. (Cost $334,456)	25,000	346,875
Italy 0.7%
Ansaldo STS SpA (Cost $295,529)	15,000	289,010
Japan 20.6%
Canon, Inc.	30,000	1,247,679
FANUC Ltd.	5,000	488,491
Komatsu Ltd.	30,000	602,397
Lawson, Inc.	15,000	655,918
Mitsubishi UFJ Financial Group, Inc.	200,000	1,010,749
Mitsui Fudosan Co., Ltd.	50,000	844,167
Mitsui O.S.K Lines Ltd.	120,000	773,932
Shin-Etsu Chemical Co., Ltd.	12,500	672,520
Shinko Electric Industries Co., Ltd.	30,000	434,915
Sumitomo Mitsui Financial Group, Inc.	20,000	642,917
Takeda Pharmaceutical Co., Ltd.	20,000	906,072
(Cost $8,137,832)		8,279,757
Netherlands 6.3%
ING Groep NV (CVA)*	100,000	893,923
Koninklijke (Royal) KPN NV	40,000	637,252
QIAGEN NV* (b)	20,000	436,545
Royal Dutch Shell PLC "A"	20,968	572,299
(Cost $2,609,191)		2,540,019
Norway 3.8%
DnB NOR ASA*	40,000	434,577
Petroleum Geo-Services ASA*	25,000	316,667
Statoil ASA	35,000	784,793
(Cost $1,561,811)		1,536,037
Portugal 0.9%
EDP — Energias de Portugal SA (Cost $372,794)	100,000	366,965
Singapore 1.3%
SembCorp Industries Ltd. (Cost $502,041)	200,000	536,388
Switzerland 10.1%
Barry Callebaut AG (Registered)*	650	390,575
Helvetia Holding AG (Registered)	1,700	539,632
Nestle SA (Registered)	30,000	1,492,669
Roche Holding AG (Genusschein)	6,000	1,002,002
Xstrata PLC*	40,000	628,217
(Cost $3,697,973)		4,053,095
United Kingdom 18.1%
Acergy SA	36,000	593,380
AstraZeneca PLC	17,000	747,449
BAE Systems PLC	200,000	1,141,465
BG Group PLC	40,000	698,358
BHP Billiton PLC	15,000	459,041
BP PLC	150,000	1,323,602
HSBC Holdings PLC	100,000	1,097,245
Lloyds Banking Group PLC	300,000	240,156
Vodafone Group PLC	450,000	970,574
(Cost $7,029,026)		7,271,270
Total Common Stocks (Cost $37,383,040)		38,207,569

Participatory Note 1.0%
Taiwan
Hon Hai Precision Industry Co., Ltd. (issuer Merrill Lynch International & Co.), Expiration Date 11/17/2010* (Cost $433,750)	100,000	395,930

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $117,000)	117,000	117,000

Cash Equivalents 4.9%
Central Cash Management Fund, 0.21% (c) (Cost $1,962,132)	1,962,132	1,962,132
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $39,895,922)+	101.1	40,682,631
Other Assets and Liabilities, Net	(1.1)	(449,339)
Net Assets	100.0	40,233,292

* Non-income producing security

+ The cost for federal income tax purposes was $40,766,427. At February 28, 2010, net unrealized depreciation for all securities based on tax cost was $83,796. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,579,495 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,663,291.

(a) Security is listed in country of domicile. Significant business activities of company are in Africa.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2010 amounted to $113,502, which is 0.3% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

At February 28, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
IBEX 35 Index	EUR	3/19/2010	10	1,407,674	4,030

As of February 28, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
JPY	300,000,000	USD	3,297,066	3/25/2010	(79,553)	Brown Brothers Harriman & Co.
GBP	5,000,000	USD	7,623,625	3/25/2010	(1,170)	Brown Brothers Harriman & Co.
					(80,723)
Currency Abbreviations
GBP British Pound JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding open futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments
Australia	$ —	$ 2,982,644	$ —	$ 2,982,644
Channel Islands	—	427,889	—	427,889
China	—	429,005	—	429,005
France	—	3,947,812	—	3,947,812
Germany	—	5,200,803	—	5,200,803
Hong Kong	—	346,875	—	346,875
Italy	—	289,010	—	289,010
Japan	—	8,279,757	—	8,279,757
Netherlands	—	2,540,019	—	2,540,019
Norway	—	1,536,037	—	1,536,037
Portugal	—	366,965	—	366,965
Singapore	—	536,388	—	536,388
Switzerland	—	4,053,095	—	4,053,095
United Kingdom	—	7,271,270	—	7,271,270
Participatory Note	—	395,930	—	395,930
Short-Term Investments (e)	2,079,132	—	—	2,079,132
Derivatives (f)	4,030	—	—	4,030
Total	$ 2,083,162	$ 38,603,499	$ —	$ 40,686,661
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (f)	$ —	$ (80,723)	$ —	$ (80,723)
Total	$ —	$ (80,723)	$ —	$ (80,723)

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investment for which significant unobservable inputs were used in determining value:

Warrant
Japan
Balance as of August 31, 2009	$ 68,422
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(68,422)
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of February 28, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of February 28, 2010	$ —

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $37,816,790) — including $113,502 of securities loaned	$ 38,603,499
Investment in Daily Assets Fund Institutional (cost $117,000)*	117,000
Investment in Central Cash Management Fund (cost $1,962,132)	1,962,132
Total investments, at value (cost $39,895,922)	40,682,631
Foreign currency, at value (cost $490,339)	489,305
Deposits with broker for open futures contracts	142,156
Receivable for investments sold	346,523
Receivable for Fund shares sold	11,135
Dividends receivable	117,324
Interest receivable	573
Foreign taxes recoverable	20,758
Other assets	23,096
Total assets	41,833,501
Liabilities
Payable for Fund shares redeemed	95,509
Payable for investments purchased	1,102,098
Payable upon return of securities loaned	117,000
Payable for daily variation margin on open futures contracts	28,182
Unrealized depreciation on forward foreign currency exchange contracts	80,723
Accrued management fee	34,193
Other accrued expenses and payables	142,504
Total liabilities	1,600,209
Net assets, at value	$ 40,233,292

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2010 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(378,690)
Net unrealized appreciation (depreciation) on: Investments	786,709
Futures	4,030
Foreign currency	(76,940)
Accumulated net realized gain (loss)	(60,959,523)
Paid-in capital	100,857,706
Net assets, at value	$ 40,233,292
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($19,519,511 ÷ 2,328,742 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 8.38
Maximum offering price per share (100 ÷ 94.25 of $8.38)	$ 8.89

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,225,730 ÷ 1,105,523 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 8.35
Class S Net Asset Value, offering and redemption price(a) per share ($8,262,438 ÷ 983,084 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 8.40
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,225,613 ÷ 383,902 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 8.40

(a) Redemption price per share held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $30,111)	$ 426,775
Interest	373
Income distributions — affiliated cash management vehicles	838
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,257
Total Income	439,243
Expenses: Management fee	186,509
Administration fee	23,314
Distribution and service fees	83,684
Services to shareholders	51,006
Custodian fee	34,065
Professional fees	27,639
Directors' fees and expenses	4,077
Reports to shareholders	32,264
Registration fees	25,855
Other	11,821
Total expenses before expense reductions	480,234
Expense reductions	(99,254)
Total expenses after expense reductions	380,980
Net investment income (loss)	58,263
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,803,363
Futures	(10,211)
Foreign currency	(181,466)
1,611,686
Change in net unrealized appreciation (depreciation) on: Investments	(737,197)
Futures	4,030
Foreign currency	(5,945)
(739,112)
Net gain (loss)	872,574
Net increase (decrease) in net assets resulting from operations	$ 930,837

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Operations: Net investment income (loss)	$ 58,263	$ 244,270
Net realized gain (loss)	1,611,686	(5,932,612)
Change in net unrealized appreciation (depreciation)	(739,112)	2,717,867
Net increase (decrease) in net assets resulting from operations	930,837	(2,970,475)
Distributions to shareholders from: Net investment income: Class A	—	(186,263)
Class C	—	(48,121)
Class S	—	(76,193)
Institutional Class	—	(173,189)
Total distributions	—	(483,766)
Fund share transactions: Proceeds from shares sold	2,240,667	7,644,084
Reinvestment of distributions	—	428,464
Cost of shares redeemed	(14,393,239)	(10,133,472)
Redemption fees	120	90
Net assets acquired in tax-free reorganization	—	38,027,248
Net increase (decrease) in net assets from Fund share transactions	(12,152,452)	35,966,414
Increase (decrease) in net assets	(11,221,615)	32,512,173
Net assets at beginning of period	51,454,907	18,942,734
Net assets at end of period (including accumulated distributions in excess of net investment income of $378,690 and $436,953, respectively)	$ 40,233,292	$ 51,454,907

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2010[a]	2009	2008	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.29	$ 10.66	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.12	.14	.19	.02
Net realized and unrealized gain (loss)	.07	(2.23)	(1.41)	1.93	.23
Total from investment operations	.09	(2.11)	(1.27)	2.12	.25
Less distributions from: Net investment income	—	(.26)	(.09)	(.10)	—
Net realized gains	—	—	(.25)	—	—
Total distributions	—	(.26)	(.34)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.38	$ 8.29	$ 10.66	$ 12.27	$ 10.25
Total Return (%)[d,e]	1.09**	(19.27)	(10.72)	20.67	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	5	3	1
Ratio of expenses before expense reductions (%)	1.95*	3.03	2.43	4.51	9.51*
Ratio of expenses after expense reductions (%)	1.52*	1.53	1.61[f]	2.05[f]	1.56*
Ratio of net investment income (loss) (%)	.36*	1.61	1.17	1.62	1.74*
Portfolio turnover rate (%)	162**	129	197	127	7**

[a] For the six months ended February 28, 2010 (Unaudited).

[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total returns would have been lower had certain expenses not been reduced.

[f] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.57% and 1.51% for the years ended August 31, 2008 and 2007, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended August 31,	2010[a]	2009	2008	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.28	$ 10.64	$ 12.25	$ 10.23	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.06	.05	.10	.01
Net realized and unrealized gain (loss)	.09	(2.21)	(1.41)	1.93	.22
Total from investment operations	.07	(2.15)	(1.36)	2.03	.23
Less distributions from: Net investment income	—	(.21)	—	(.01)	—
Net realized gains	—	—	(.25)	—	—
Total distributions	—	(.21)	(.25)	(.01)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.35	$ 8.28	$ 10.64	$ 12.25	$ 10.23
Total Return (%)[d,e]	.85**	(19.86)	(11.43)	19.90	2.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	13	3	3	1
Ratio of expenses before expense reductions (%)	2.69*	3.76	3.16	5.31	10.26*
Ratio of expenses after expense reductions (%)	2.27*	2.28	2.37[f]	2.85[f]	2.31*
Ratio of net investment income (loss) (%)	(.39)*	.86	.41	.82	.99*
Portfolio turnover rate (%)	162**	129	197	127	7**

[a] For the six months ended February 28, 2010 (Unaudited).

[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total returns would have been lower had certain expenses not been reduced.

[f] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.32% and 2.31% for the years ended August 31, 2008 and 2007, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended August 31,	2010[a]	2009	2008	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.30	$ 10.67	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.14	.17	.21	.03
Net realized and unrealized gain (loss)	.07	(2.23)	(1.41)	1.94	.22
Total from investment operations	.10	(2.09)	(1.24)	2.15	.25
Less distributions from: Net investment income	—	(.28)	(.11)	(.13)	—
Net realized gains	—	—	(.25)	—	—
Total distributions	—	(.28)	(.36)	(.13)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.40	$ 8.30	$ 10.67	$ 12.27	$ 10.25
Total Return (%)[d]	1.20**	(18.97)	(10.62)	21.07	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	12	4	4	1
Ratio of expenses before expense reductions (%)	1.77*	2.86	2.27	4.33	9.44*
Ratio of expenses after expense reductions (%)	1.27*	1.28	1.37[e]	1.85[e]	1.31*
Ratio of net investment income (loss) (%)	.61*	1.86	1.41	1.82	1.99*
Portfolio turnover rate (%)	162**	129	197	127	7**

[a] For the six months ended February 28, 2010 (Unaudited).

[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain expenses not been reduced.

[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.31% for the years ended August 31, 2008 and 2007, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2010[a]	2009	2008	2007	2006[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.30	$ 10.67	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.14	.17	.22	.03
Net realized and unrealized gain (loss)	.07	(2.23)	(1.40)	1.93	.22
Total from investment operations	.10	(2.09)	(1.23)	2.15	.25
Less distributions from: Net investment income	—	(.28)	(.12)	(.13)	—
Net realized gains	—	—	(.25)	—	—
Total distributions	—	(.28)	(.37)	(.13)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.40	$ 8.30	$ 10.67	$ 12.27	$ 10.25
Total Return (%)[d]	1.20**	(19.05)	(10.56)	21.23	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	7	10	1
Ratio of expenses before expense reductions (%)	1.52*	2.67	2.11	4.26	9.12*
Ratio of expenses after expense reductions (%)	1.28*	1.27	1.37[e]	1.80[e]	1.26*
Ratio of net investment income (loss) (%)	.60*	1.87	1.41	1.87	2.04*
Portfolio turnover rate (%)	162**	129	197	127	7**

[a] For the six months ended February 28, 2010 (Unaudited).

[b] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain expenses not been reduced.

[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.26% for the years ended August 31, 2008 and 2007, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS International Value Opportunities Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts in circumstances when the portfolio management team believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 28, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended February 28, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from $0 to approximately $1,408,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of February 28, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended February 28, 2010, the Fund invested in forward foreign currency exchange contracts with total contract values generally indicative of a range from $0 to approximately $12,000,000.

The following table summarizes the value of the Fund's derivative instruments held as of February 28, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 4,030	$ —	$ 4,030
Foreign Exchange Contracts (b)	—	(80,723)	(80,723)
	$ 4,030	$ (80,723)	$ (76,693)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 28, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ (10,211)	$ —	$ (10,211)
Foreign Exchange Contracts (b)	—	(128,256)	(128,256)
	$ (10,211)	$ (128,256)	$ (138,467)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 4,030	$ —	$ 4,030
Foreign Exchange Contracts (b)	—	(8,108)	(8,108)
	$ 4,030	$ (8,108)	$ (4,078)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $21,888,000. This amount includes $18,957,000 inherited from its merger with DWS Japan Equity Fund during the year ended August 31, 2009. This amount may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2016 ($18,957,000) and August 31, 2017 ($2,931,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2008 through August 31, 2009, the Fund incurred approximately $3,979,000 of net realized capital losses and inherited approximately $35,834,000 through its merger with DWS Japan Equity Fund, and a currency loss of approximately $74,000, and inherited approximately $435,000 from DWS Japan Equity Fund. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal periods remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $72,711,012 and $87,678,555, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

For the period from September 1, 2009 through November 30, 2009 for Institutional Class shares and through August 17, 2010 for Class A, C and S shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class A	1.52%
Class C	2.27%
Class S	1.27%
Institutional Class	1.27%

Effective December 1, 2009 through November 30, 2010 for Institutional Class shares and August 18, 2010 through November 30, 2010 for Class A, C and S shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly for the six months ended February 28, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $56,724 and the amount charged aggregated $129,785, which was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2010, the Administration Fee was $23,314, of which $3,118 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended February 28, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2010
Class A	$ 14,042	$ 14,042	$ —
Class C	7,109	7,109	—
Class S	12,502	12,502	—
Institutional Class	130	—	116
	$ 33,783	$ 33,653	$ 116

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 28, 2010, the Distribution Fee was as follows.

Distribution Fee	Total Aggregated	Unpaid at February 28, 2010
Class C	$ 43,093	$ 4,375

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at February 28, 2010	Annualized Effective Rate
Class A	$ 26,286	$ 6,121	$ 13,348.19%
Class C	14,305	2,756	12,622.20%
	$ 40,591	$ 8,877	$ 25,970

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2010 aggregated $228.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended February 28, 2010, DIDI received $1,033 for Class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended February 28, 2010, DIDI received $957 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,414, of which $9,921 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	199,856	$ 1,746,284	695,069	$ 5,145,636
Class C	6,778	60,162	41,168	312,268
Class S	48,785	432,340	73,579	586,790
Institutional Class	213	1,881	211,744	1,599,390
		$ 2,240,667		$ 7,644,084
Shares issued in tax-free reorganizations
Class A	—	$ —	1,668,961	$ 13,490,243
Class C	—	—	1,389,892	11,240,811
Class S	—	—	1,639,640	13,296,194
		$ —		$ 38,027,248
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	25,554	$ 177,087
Class C	—	—	3,814	26,544
Class S	—	—	7,452	51,644
Institutional Class	—	—	25,027	173,189
		$ —		$ 428,464
Shares redeemed
Class A	(487,332)	$ (4,217,229)	(260,121)	$ (1,937,340)
Class C	(454,261)	(3,957,170)	(120,071)	(927,741)
Class S	(502,329)	(4,401,349)	(654,812)	(5,094,590)
Institutional Class	(218,159)	(1,817,491)	(315,957)	(2,173,801)
		$ (14,393,239)		$ (10,133,472)
Redemption fees		$ 120		$ 90
Net increase (decrease)
Class A	(287,476)	$ (2,470,902)	2,129,463	$ 16,875,626
Class C	(447,483)	(3,896,968)	1,314,803	10,651,882
Class S	(453,544)	(3,968,972)	1,065,859	8,840,128
Institutional Class	(217,946)	(1,815,610)	(79,186)	(401,222)
		$ (12,152,452)		$ 35,966,414

F. Review for Subsequent Events

On March 10, 2010, the Fund's Board of Directors approved the replacement of DeAMi as the Fund's subadvisor with Dreman Value Management, L.L.C. ("DVM"), subject to shareholder approval. If approved by the shareholders, the transition is expected to occur on or about June 18, 2010, at which time the Fund's name would change to DWS Dreman International Value Fund.

Management has reviewed the events and transactions for subsequent events and has determined that there were no other material events that would require disclosure in the Fund's financial statements.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and DeAMi to attract and retain high-quality personnel, and the organizational depth and stability of DWS and DeAMi. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVSX	DNVIX
CUSIP Number	23337R 650	23337R 643	23337R 627	23337R 635
Fund Number	455	755	2355	591

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Value Opportunities, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Value Opportunities, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 30, 2010